McMoRan

McMoRan Exploration Co.

www.mcmoran.com www.mpeh.com


DEEP GAS


LNG

2nd Quarter 2005 Conference Call

James R. Moffett *Richard C. Adkerson*

Co-Chairmen of the Board

July 21, 2005

OPPORTUNITY RUNS DEEP

MMR LISTED NYSE

Cautionary Statement

This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; potential reversionary interests; the economic potential of properties; estimated exploration costs; the potential Main Pass Energy Hub™ Project; the expected near-term funding of the related permitting process and the estimated capital costs for developing the project. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; general exploration and development risks and hazards; the feasibility of the potential Main Pass Energy Hub™ and the ability to secure commercial contracts and obtain significant project financing and regulatory approvals for such project. Such factors and others are more fully described in more detail in McMoRan's 2004 Annual Report on Form 10-K on file with the Securities and Exchange Commission.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "in-house estimates of proved, probable and possible reserves" and "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Estimates of proved reserves meeting the SEC's requirements are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2004.

McMoRan 2Q 2005 Highlights

- Active Exploration Drilling in $500 Million Venture
  - Discovery at King Kong
  - 4 Exploratory Wells in Progress
  - 7 Exploratory Wells Expected to Spud in 2nd Half of 2005
  - 2 Development Wells Expected to Spud in 3Q05
  - 6 Discoveries on 13 Prospects Drilled and Evaluated Since Inception of Exploration Venture

- Significant Increase in Production in 2Q05
  - New Discoveries
  - Main Pass 299 Oil
  - Reversion of Properties Sold in 2002

- MPEH™ Offshore LNG Port
  - Coast Guard Resumed Statutory Review Period April 21, 2005
  - Draft EIS Published in June
  - Based on Prescribed Timeline for Statutory Review Period, Record of Decision Expected by Year-end 2005

King Kong Discovery


3
4
5
6
18
17
16
15
23
24
VR16 McMoRan #1
Completing
VR16 McMoRan #2
Will Spud Aug '05
KING KONG

Vermilion Blocks 16/17

MMR Working Interest: 40%

MMR Net Revenue Interest: 29.2%

Water Depth: 12'

Gross Acreage: 1,850

Gross Unrisked Potential: 200 Bcfe

Net Unrisked Potential: 60 Bcfe

Total Depth: 18,918'

- **Reached TD of 18,918' in July 2005**
- **Discovery Well Encountered 14 Sands Totaling Approximately 150' Net Pay**
  - Completion Under Way
- **Development Well (King Kong #2) Will be Drilled Updip to Discovery Well in 3Q05**

Exploration Activities

- **Delmonico – LA State Lease 1706**
  - Commenced Drilling on March 8, 2005
  - Currently Drilling Below 19,500', TD 20,000'
  - Located in Lake Sand Field Area
  - Investment Totaled $7.5 Million at June 30, 2005

- **West Cameron Block 43 No. 4**
  - Commenced Drilling on April 25, 2005
  - Currently Drilling Below 17,800', TD 18,500'
  - Eligible for Royalty Relief
  - Investment Totaled $2.4 Million at June 30, 2005

- **JB Mountain Deep – South Marsh Island Block 224**
  - Commenced Drilling on July 14, 2005
  - Currently Drilling Below 3,300', TD 23,000'
  - Eligible for Royalty Relief
  - Located East of and Adjacent to SMI 223 (JB Mountain Discovery)
  - Not Included in JB Mountain/Mound Point Program with El Paso

- **6 Additional Prospects to Spud in 2H05**

El Paso Acreage Acquisition

- Acquired Rights to 6 High Potential Deep Gas Exploration Prospects – Over 900 Bcfe of Gross Unrisked Potential
  - MMR WI 37.5%, ~27% NRI After Casing Point
- Covers 18,000 Gross Acres Onshore and in Louisiana State Waters in Vermilion Parish
- Long Point – LA State Lease 18090
  - Rig on Location Preparing to Spud
  - Proposed TD 20,000', Targeting Lower Miocene Sands
  - Located In Louisiana State Waters
- Cane Ridge – LA State Lease 18055
  - To Spud 3Q05
  - Proposed TD 16,500', Targeting Lower Miocene Sands
  - Located Onshore in Vermilion Parish

Status of Recent Discoveries

- **Production Established on 3 of 6 Recent Discoveries**
  - **Deep Tern (C-1, C-2), Minuteman, Hurricane**
  - **Gross Production in 2Q05 Averaged 77 Mmcfe/d, 20.7 Mmcfe/d Net to MMR in 2Q05**

- **Development Plans**
  - **Dawson Deep – To be Tied in to Gunnison Spar Facility**
  - **West Cameron 43 – Development Pending #4 Well**
  - **King Kong – Additional Wells Planned**
  - **Blueberry Hill – Completion Equipment Ordered**

Development Activities

- **Hurricane No. 2 – South Marsh Island Block 217**
  - Hurricane No. 1 Discovery in 4Q04
  - Expect to Commence Drilling in 3Q05
  - Proposed TD of 16,000'
  - Located 3,000' Northwest of Discovery Well

- **King Kong No. 2 – Vermilion Blocks 16/17**
  - King Kong No. 1 Discovery in 2Q05
  - Expected to Commence Drilling in 3Q05
  - Proposed TD of 13,750' Updip to Discovery Well

- **Raptor – Ship Shoal Block 296**
  - Considering Additional Wells

McMoRan Production Activities


Drilling
Discovery
Long Point
Cane Ridge
JB Mtn/Mound Pt(1)
Gross: 28 Mmcf/d
2,100 Bopd
JB Mtn Deep
Delmonico
Shiner
Gross: 13 Mmcf/d
730 Bopd
Net(2): 2 Mmcfe/d
West Cameron 43
First Production Pending
Additional Well
Blueberry Hill
First Production
Pending Test
King Kong
Lombardi
Gross: 8 Mmcf/d
1,250 Bopd
Net(2): 1.1 Mmcfe/d
Hurricane Upthrown
Gross: 34 Mmcf/d
2,150 Bopd
Net: 11 Mmcfe/d
MP 299(3)
Gross: 2,400 Bopd
Net: 2,000 Bopd
WC 616
Gross: 25 Mmcf/d
Net: 5 Mmcfe/d
Deep Tern C-1
Gross: 10 Mmcf/d
300 Bopd
Net: 2.5 Mmcfe/d
Minuteman
Gross: 7 Mmcf/d
200 Bopd
Net: 2.5 Mmcfe/d
Dawson Deep
Finalizing Development Plan
Deep Tern C-2
Gross: 8 Mmcf/d
370 Bopd
Net: 4.5 Mmcfe/d
Raptor
Gross: 17 Mmcf/d
350 Bopd
Net: 6.8 Mmcfe/d
McMoRan Exploration Acreage
NEW ORLEANS
CHANDELEUR
BRETON SOUND
MAIN PASS
DESTIN DOME
VIOSCA KNOLL
EAST CAMERON
SOUTH MARSH ISLAND
VERMILION
BRAZOS
MATAGORDA ISLAND
MUSTANG ISLAND
EAST BREAKS
NORTH ISLAND
PORT ISABEL
SOUTH PADRE ISLAND
ALAMINOS CANYON
LLOYD
HENDERSON
LUND

2Q05 Average Aggregate Gross Production Rate of 156 Mmcf/d and 10,200 Bopd, 217 Mmcfe/d
38 Mmcfe/d Net to McMoRan, and 50 Mmcfe/d Including 2,000 bbls/d for MMR's share in MP 299

(1) Subject to 100 Bcfe reversion agreement
(2) Quarterly average reflects June 2005 production
(3) Quarterly average reflects reinstatement of production on May 6, 2005

OPPORTUNITY RUNS DEEP

Main Pass 299 Oil

- Resumed Oil Production on May 6, 2005
- Subsequent Production Averaged 4,000 bbls/d (3,333 bbls/d Net)
- Sold 100,600 bbls (1,100 bbls/d) for $46.52/bbl in 2Q05
- Inventory at June 30, 2005 ~ 100,000 bbls
- $5.7 Million Addition to Net Income in 2Q05, Including $3.9 Million for Insurance Recovery Related to Hurricane Ivan
- At Gross Production of 3,500 bbls/d (2,900 bbls Net), and $57/bbl Oil, Monthly EBITDA Would Approximate $2.5 - $3 Million*



** Each $2/bbl change in price would impact monthly EBITDA by approximately $175,000.*

McMoRan Production

(Mmcfe/d)

- **2Q05 Production Includes:**
  - 2,000 bbls/d Oil From Main Pass 299 (12 Mmcfe/d)
  - 20.7 Mmcfe/d From Recent Discoveries
  - 8.1 Mmcfe/d From Reversionary Interest
- **3Q05e Production Includes:**
  - 35 – 40 Mmcfe/d Excluding Main Pass Oil
  - 52 – 57 Mmcfe/d, Assuming Average of 2,900 bbls/d at Main Pass 299


9
17
50
52-57
4Q04
1Q05
2Q05
3Q05e

JB Mountain/Mound Point Activities

- Aggregate Average Production for 3 Wells in 2Q05 of 41 Mmcfe/d
  - JB Mountain #1, #2, and Mound Point #1
- After 100 Bcfe are Produced to the Program's Interest, McMoRan Would Participate for 50% of Program's Revenues and Costs
  - Timing of Reversion Dependent on Well Performance and Future Drilling
- Further Exploration and Development Opportunities Exist
  - 13,000 Acres Remain Under Reversionary Agreement

Exploration Prospects in Progress

Prospect	Water Depth (feet)	WI %	NRI %	Planned Total Depth (feet)	Pre-drill Unrisked Potential Gross	Pre-drill Unrisked Potential Net (Bcfe)
La. State Lease 1706 Delmonico (Lake Sand Field)	9	25.0	18.8	20,000	370	70
West Cameron Block 43[(1)]	30	23.4	18.0	18,500	200	35
South Marsh Island Block 224[(1)] JB Mountain Deep	10	27.5	19.4	23,000	900	175
LA State Lease 18090 Long Point	8	37.5	26.8	20,000	250	65
LA State Lease 18055 Cane Ridge	Onshore	37.5	27.5	16,500	100	30
Vermilion Blocks 16/17 King Kong	12	40.0	29.2	13,750	200	60
South Marsh Island Block 217 Hurricane	12	27.5	19.4	16,000	920	180
					2,940	615

Aggregate Unrisked Potential from Inventory[(2)] Totals 9.4 Tcfe Gross, 1.7 Tcfe Net

(1) Eligible for deep gas royalty relief under current MMS guidelines. MMR's NRI would increase during royalty relief period for eligible wells.

(2) Includes potential from McMoRan's share of McMoRan/El Paso Program, recent discoveries and near-term exploration projects

OPPORTUNITY RUNS DEEP

Main Pass Energy Hub™



LNG Offloading, Vaporization, Gas Conditioning and Power Generation
LNG Surface Storage
Accommodations, Shop & Warehouse
Compression and Gas Storage Systems
Planned Gas Storage Caverns
Main Pass Energy Hub™
Design Concept

Completed Conceptual Design and Preliminary Engineering

OPPORTUNITY RUNS DEEP

MPEH™ Advantages

- **Location**
  - 18 Miles Offshore in 210 Feet of Water Near Existing Shipping Lanes
  - 5.5 Day Trip Time From Trinidad/Caribbean Basin
  - Access to Broad and Liquid U.S. Gas Markets
- **Use of Existing Platforms**
  - Uses Standard LNG Regasification Equipment
- **Significant Storage Capacity**
  - On-site Salt Dome Access

MPEH™ is the Only LNG Terminal Project That Combines Regas and On-site Salt Cavern Storage with Connections to Premium U.S. Natural Gas Markets

Existing Platforms



August 2000 Sulphur Mining Configuration



July 2005 Remaining Platforms

MPEH™ Distribution



Mississippi
Alabama
Louisiana
3.0 Bcfd Takeaway Capacity to 8 Pipeline Connections with Broad & Liquid Market Access
Transco
Florida Gas
Gulf South
Gulfstream
Texas Eastern
Southern Natural
2.0 Bcfd
0.5 Bcfd
Main Pass Energy Hub™
Tennessee
Columbia Gulf
0.5 Bcfd

MPEH™ Project Status Report

- **Permit**
  - **Coast Guard Resumed 330-day Statutory Review Period on April 21, 2005 With Approximately 8 Months Remaining**
  - **In June 2005, Coast Guard Published Draft Environmental Impact Statement (EIS)**
  - **Coast Guard Conducted Public Meetings to Receive Comments on Draft EIS**
  - **Based on Timeline Prescribed for Statutory Review Period, Final EIS in September and Record of Decision by Year-End 2005**

- **Commercial Discussions With LNG Producers in Atlantic Basin**

- **Offtake Agreements**
  - **Positive Feedback From U.S. Consumers**
    - **Reliable Supply**
    - **Location**

Cash & Capital Expenditure Summary

- $163 Million in Unrestricted Cash[(1)] at June 30, 2005
- First Half EBITDAX[(2)]: $37 Million ($27 Million in 2Q05)
- First Half Capital Expenditures: $79 Million
- 2nd Half Capital Estimated Expenditures: $95 Million
  - $60 Million Exploration, $35 Million Identified Development
  - Capital Spending Driven by Opportunities

(1) Excludes restricted cash, primarily associated with convertible notes, totaling $33.9 million

(2) Earnings before interest, taxes, depreciation, exploration expense and MPEH™ startup costs

Reference Slides
with
Prospect Maps

OCS 310/La. State Lease 340 Area



PRODUCING
ONLINE 4Q03
MOUND POINT
El Paso #1(114) Mound Point Producing
El Paso #2 Mound Point TA
Moxy #2 Mound Point Positive Test
2004 DISCOVERY PRODUCING
ONLINE 1Q05
HURRICANE
B
SMI 217 MMR #225 Spud Aug '05
McMoRan #223 Producing
El Paso #220 Non commercial
PRODUCING
ONLINE 2Q03
JB MOUNTAIN
POTENTIAL 2005 DISCOVERY
BLUEBERRY HILL
JB MOUNTAIN DEEP
El Paso #218 Discovery Producing
El Paso #219 Producing
El Paso #221 TA
SMI 224 MMR #224 Drilling
B'
McMoRan #4 Blueberry Hill Awaiting Completion Equipment
ONE MILE
TEXACO
UNOCAL
COCKRELL
208
207
211
212
213
216
215
214
217
221
222
223
224
225
231
230
229
228
227
1
8
9

JB Mountain/Blueberry Hill Cross Section



B
NW
Hurricane
Proposed Loc.
McMoRan SMI 217 #223 Producing
El Paso SMI 217 #220
JB Mountain
El Paso SMI 223 #218 #219 Producing
JB Mountain Deep
McMoRan SMI 224 #224 Drilling
Blueberry Hill
McMoRan SL340 #1 Awaiting Test
B'
SE
0
5000
10000
15000
20000
25000
Tiger Shoal Field
Shallow Production
3.3 TCFG
ROB-L
OPERC
GYRO
7/05

Delmonico Exploration Prospect


SL 1706 Exxon #28
Drilling
17S7E
18S7E
DELMONICO

MMR Working Interest: 25.0%

MMR Net Revenue Interest: 18.8%

Water Depth: 9 Feet

Gross Acreage: 8,800

Gross Unrisked Potential: 0.37 Tcfe

Net Unrisked Potential: 0.07 Tcfe

Proposed Total Depth: 20,000'

La. State Lease 1706
In Lake Sands Field Area

Commenced Drilling on 3/8/05
Currently Drilling Below 19,500'

West Cameron 43 Discovery


21
22
23
WC 43 Helis #4 Drilling
DUKE ENERGY
NEWFIELD
44
43
42
McMoRan
WC 43 Helis #3
UNOCAL
WM G HELIS
CHEVRON
57
58
59
WEST CAMERON 43
UNOCAL
DOMINION
EL PASO

MMR Working Interest: 23.4%

MMR Net Revenue Interest: 18%

MMR Royalty Relief NRI: 21.9%

Water Depth: 30 Feet

Gross Acreage: 2,500

Gross Unrisked Potential: 0.2 Tcfe

Net Unrisked Potential: 0.04 Tcfe

No. 3 Total Depth: 18,800'

No. 4 Proposed TD: 18,500

West Cameron 43

WC No. 3 -- Encountered 3 sands with total gross interval in excess of 100'

WC No. 4 – Drilling Below 17,800'

JB Mountain Deep Exploration Prospect




217
TEXACO
JB MOUNTAIN
215
TEXACO
214
TEXACO
222
223
224
225
El Paso #218
Discovery
Producing
JB MOUNTAIN
DEEP
SMI 224
MMR #224
Drilling
El Paso #219
Producing
TEXACO
TEXACO
TEXACO
TEXACO
230
El Paso #221
TA
229
228
227
TEXACO
TEXACO
TEXACO
TEXACO

MMR Working Interest: 27.5%

MMR Net Revenue Interest: 19.4%

Water Depth: 10 Feet

Gross Acreage: 5,200

Gross Unrisked Potential: 0.9 Tcfe

Net Unrisked Potential: 0.17 Tcfe

Proposed Total Depth: 23,000' TVD

South Marsh Island Block 224

Commenced Drilling on 7/14/05
Currently Drilling Below 3,300'

Long Point Exploration Prospect




SL18090 McMoRan #1
Rig On location
15S2W
McMoRan SL 18090
McMoRan SL 18091
McMoRan SL 18092
LONG POINT

MMR Working Interest: 37.5%

MMR Net Revenue Interest: 26.8%

Water Depth: 8'

Gross Acreage: 5,000

Gross Unrisked Potential: .25 Tcfe

Net Unrisked Potential: .07 Tcfe

Proposed Total Depth: 20,000' TVD

LA State Lease 18090

Cane Ridge Exploration Prospect



- MMR Working Interest: 37.5%
- MMR Net Revenue Interest: 27.5%
- Onshore Vermilion Parish
- Gross Acreage: 1,000
- Gross Unrisked Potential: .1 Tcfe
- Net Unrisked Potential: .03 Tcfe
- Proposed Total Depth: 16,500' TVD


15S1W
15S1E
SL18055 McMoRan #1
Will Spud July '05
16S1W
16S1E
CANE RIDGE

LA State Lease 18055